EMPOWER ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Casey Craig, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
EAIC Variable Contract Account A (811-21988)	333-139334
EAIC Variable Contract Account A (811-21988)	333-170345
EAIC Variable Contract Account A (811-21988)	333-162553
EAIC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2026.

/s/ Casey Craig

Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Jonathan Kreider, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
EAIC Variable Contract Account A (811-21988)	333-139334
EAIC Variable Contract Account A (811-21988)	333-170345
EAIC Variable Contract Account A (811-21988)	333-162553
EAIC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of February 2025.

/s/ Jonathan Kreider

Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Richard H. Linton, Jr., a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
EAIC Variable Contract Account A (811-21988)	333-139334
EAIC Variable Contract Account A (811-21988)	333-170345
EAIC Variable Contract Account A (811-21988)	333-162553
EAIC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February 2025.

/s/ Richard H. Linton, Jr.

Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Mary Maiers, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
EAIC Variable Contract Account A (811-21988)	333-139334
EAIC Variable Contract Account A (811-21988)	333-170345
EAIC Variable Contract Account A (811-21988)	333-162553
EAIC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of February 2025.

/s/ Mary Maiers

Director
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Christine Moritz, President and Chief Executive Officer of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re- substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
EAIC Variable Contract Account A (811-21988)	333-139334
EAIC Variable Contract Account A (811-21988)	333-170345
EAIC Variable Contract Account A (811-21988)	333-162553
EAIC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March 2025.

/s/ Christine Moritz

President and Chief Executive Officer
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Kara Roe, Chief Financial Officer and Controller of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
EAIC Variable Contract Account A (811-21988)	333-139334
EAIC Variable Contract Account A (811-21988)	333-170345
EAIC Variable Contract Account A (811-21988)	333-162553
EAIC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of March 2025.

/s/ Kara Roe

Chief Financial Officer and Controller
Empower Annuity Insurance Company

EMPOWER ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, Dave Gray, a member of the Board of Directors of Empower Annuity Insurance Company (the “Company”), a Connecticut corporation, do hereby constitute and appoint Elaina Ditillo, Michele Drummey, Mike Knowles, Judd Thompson, and Olga Zhivnitskaya, and each of them (with full power to each of them to act alone), as my true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for me and in my name, place and stead, in any and all capacities to execute (either in writing or electronically) on behalf of the Company or its separate accounts relating to annuity contracts and life insurance policies registered under the Securities Act of 1933 and/or the Investment Company Act of 1940, the “Registration Statements,” as defined below, and any and all amendments thereto, together with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file the same with the Securities and Exchange Commission or any other federal or state regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney-in-fact and agent or his or her substitute, may lawfully do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior power of attorney. This Power of Attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power of attorney specifically revokes this Power of Attorney or specifically states that the instrument is intended to revoke all prior powers of attorney.

The “Registration Statements” covered by this Power of Attorney are defined to include the registration statements listed below:

Registration Statement Name	Securities Act File Number
EAIC Variable Contract Account A (811-21988)	333-139334
EAIC Variable Contract Account A (811-21988)	333-170345
EAIC Variable Contract Account A (811-21988)	333-162553
EAIC Variable Contract Account A (811-21988)	333-199286

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2026.

/s/ Dave Gray

Director
Empower Annuity Insurance Company